UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue Suite 1250 Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company” or “CBRE”), in connection with the matters described herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 15, 2023, the Board of Directors of the Company (the “Board”) approved an amendment and restatement of the Company’s Amended and Restated By-Laws (the “By-Laws” and, as so amended and restated, the “Amended By-Laws”), effective immediately. The Amended By-Laws provide:

•

That if the Board elects a Chair who is not an “independent member” (as defined in the Amended By-Laws) of the Board, then the independent members shall appoint from among their number a Lead Independent Director (Article II, Section 3 of the By-Laws previously required that the Chair be an independent member);

•	Certain powers of the Lead Independent Director, if one has been appointed, including the right to call meetings of the stockholders of the Company and of the Board; and

•

That the Board will not nominate for re-election any non-management director if that director has completed 12 years of service as a non-management director on or prior to the date of election (Article II, Section 2 of the By-Laws previously provided that such cut-off would be based on 12 years of service as an independent member of the Board).

The foregoing summary of, and the description of the revisions to, the Amended By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended By-Laws, a copy of which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01

On November 17, 2023, the Company issued a press release announcing the appointment of the Company’s Chief Executive Officer, Robert Sulentic, as Chair of the Board, and the appointment of Shira Goodman as Lead Independent Director, each, effective November 15, 2023. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws of CBRE Group, Inc.

99.1*	Press Release Announcing the Appointment of Chair and Lead Independent Director of the Board

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2023	CBRE GROUP, INC.

	By:	/s/ EMMA E. GIAMARTINO
Emma E. Giamartino
Chief Financial Officer